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                                                                 Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

      Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 1 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d- 1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

      Dated:   August 12, 1998

                                         COOPER RIVER PROPERTIES, L.L.C.

                                         By:  /s/ JEFFREY P. COHEN
                                             --------------------------
                                             Jeffrey P. Cohen
                                             Manager

                                         INSIGNIA PROPERTIES, L.P.

                                         By: Insignia Properties Trust,
                                             its General Partner

                                         By:  /s/ JEFFREY P. COHEN
                                             --------------------------
                                             Jeffrey P. Cohen
                                             Senior Vice President

                                         INSIGNIA PROPERTIES TRUST

                                         By:  /s/ JEFFREY P. COHEN
                                             --------------------------
                                             Jeffrey P. Cohen
                                             Senior Vice President

                                         INSIGNIA FINANCIAL GROUP, INC.

                                         By:  /s/ FRANK M. GARRISON
                                             --------------------------
                                             Frank M. Garrison
                                             Executive Managing Director

                                          /s/ ANDREW L. FARKAS
                                         ------------------------------
                                         ANDREW L. FARKAS